UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                  July 15, 2002
                                  -------------

                  GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
                                    --------
                 (State or other jurisdiction of incorporation)

            0-27637                                  47-0811483
            -------                                  ----------
     (Commission File Number)              (IRS Employer Identification No.)

               501 Brickell Key Drive, Suite 603, Miami, FL 33131
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  305-374-2036
                                  ------------
              (Registrant's telephone Number, including area code)

Item 5.     Other Events.

      On July 15, 2002, the Board of Directors of Global Entertainment Holdings/Equities, Inc. (the "Corporation") adopted amendments to its bylaws pursuant to Colorado law and the provisions of its bylaws. The amendments adopted by the Corporation are as follows:

      1. The title of the bylaws of the Corporation was amended from "Bylaws of Masadi Resources, Inc." to read "Bylaws of Global Entertainment Holdings/Equities, Inc."

      2. Article II, Section 2 of the bylaws entitled, "Stockholders' Meetings; Special Meetings" was amended to read as follows:

      "Special Meetings. Special meetings of stockholders may be called by the President or by the Board of Directors for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation. Special meetings of stockholders shall be called by the President or by the Secretary upon the request of holders of not less than twenty percent (20%) of the number of shares of outstanding stock of the Corporation entitled to vote at the meeting, if such request states the proper purpose of such special meeting is to address one or more of the following actions, or if the Board of Directors decides that any other purpose so requested is a proper business purpose:

      o To adopt or amend articles of incorporation;
      o To approve and adopt a Plan of Merger;
      o To approve a change of name;
      o To appoint or remove directors;
      o To fill a vacancy on the board of directors;
      o To approve dissolution of the Corporation; and
      o To sell assets of the Corporation constituting more than ten percent (10%) of the total assets of the Corporation and its consolidated subsidiaries.

      Individual stockholders may request no more than two (2) special meetings per calendar year, and all costs incurred by the Corporation associated with the calling and holding of any special meeting shall be borne by such stockholder(s). No special meeting may be requested within ninety (90) days of an annual stockholders meeting or an already announced special meeting. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice."

      3. Article III, Section 2 of the bylaws entitled, "Board of Directors; Number and Qualification" was amended to read as follows:

      "The Board of Directors shall consist of not less than two (2) nor more than nine (9) members, unless and until otherwise determined by a vote of a majority of the entire Board of Directors. Any person who has been convicted of a felony within the preceding twenty (20) years is not eligible to serve as a member of the Board of Directors."




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


      4. Article V, Section 1 of the bylaws entitled, "Officers; Election and Tenure" was amended to read as follows:

      "The Board of Directors annually shall elect a President, a Secretary, and a Treasurer. The Board of Directors may also elect or appoint such Vice Presidents, other officers and assistant officers as may be determined by the Board of Directors. The Board of Directors may delegate to any such officer the power to appoint or remove subordinate officers, agents, or employees. Each officer so elected or appointed shall continue in office until his successor shall be elected or appointed and shall qualify, or until his earlier death, resignation or removal. Any person who has been convicted of a felony within the preceding twenty (20) years is not eligible to serve as an officer or an assistant officer."

A complete copy of the Corporation's bylaws, as amended, is attached hereto as an exhibit.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 25th day of September, 2002.

                                    Global Entertainment Holdings/Equities, Inc.



                                    By:   /S/ Bryan Abboud
                                          -------------------------------------
                                          Bryan Abboud, Chief Executive Officer

                              INDEX TO EXHIBITS

EXHIBIT           PAGE
NO.               NO.         DESCRIPTION
---               ---         -----------

3(ii)             5           Bylaws of Global Entertainment Holdings/Equities,
                              Inc., as amended.

                                    BYLAWS

                                      OF

                 GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.


                                  ARTICLE I

                                   Offices

      1. Business Offices. The principal office of the Corporation shall be located at 501 Brickell Key Drive, Suite 603, Miami, Florida 33131, and the Corporation may have one or more offices at such place or places within or without the U. S. continent as the Board of Directors may from time to time determine or as the business of the Corporation may require.

      2. Registered Office. The registered office of the Corporation shall be as set forth in the Articles of Incorporation, unless changed as provided by the Colorado Corporation Code.

                                  ARTICLE II

                            Stockholders' Meetings

      1. Annual Meetings. The annual meetings of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may come before the meeting shall be held within six (6) months after the close of the fiscal year of the Corporation, for the purposes of electing directors, and transacting such other business as may properly come before the meeting.

      2. Special Meetings. Special meetings of stockholders may be called by the President or by the Board of Directors for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation. Special meetings of stockholders shall be called by the President or by the Secretary upon the request of holders of not less than twenty percent (20%) of the number of shares of outstanding stock of the Corporation entitled to vote at the meeting, if such request states the proper purpose of such special meeting is to address one or more of the following actions, or if the Board of Directors decides that any other purpose so requested is a proper business purpose:

            o To adopt or amend articles of incorporation;
            o To approve and adopt a Plan of Merger;
            o To approve a change of name;
            o To appoint or remove directors;
            o To fill a vacancy on the board of directors;
            o To approve dissolution of the Corporation; and

            o To sell assets of the Corporation constituting more than ten percent (10%) of the total assets of the Corporation and its consolidated subsidiaries.

            Individual stockholders may request no more than two (2) special meetings per calendar year, and all costs incurred by the Corporation associated with the calling and holding of any special meeting shall be borne by such stockholder(s). No special meeting may be requested within ninety (90) days of an annual stockholders meeting or an already announced special meeting. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice."

      3. Place of Meetings. Meetings of stockholders shall be held at such place or places as may be designated from time to time by the Board of Directors.

      4. Notice of Meetings. Except as otherwise provided by statute, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days prior thereto to each shareholder entitled to vote there at by delivering written or printed notice thereof to such shareholder personally or by depositing the same in the United States mail, postage prepaid, directed to the shareholder at his address as it appears on the stock transfer books of the Corporation; provided, however, that if the authorized shares of the Corporation are proposed to be increased, at least thirty (30) days notice in like manner shall be given. The notice of all meetings shall state the place, day and hour thereof. The notice of a special meeting shall, in addition, state the purposes thereof.

            (a) Notice of any meeting need not be given to any person who may become a stockholder of record after the mailing of such notice and prior to the meeting, or to any stockholder who attends such meeting, in person or by proxy, or signed waiver of notice either before or after such meeting. Notice of any adjourned meeting of stockholders need not be given, unless otherwise required by statute.

      5. Voting List. At least ten (10) days before every meeting of stockholders, a complete list of the shareholders entitled to vote there at or any adjournment thereof, arranged in alphabetical order, showing the address of each shareholder and the number of shares registered in the name of each, shall be prepared by the officer or agent of the Corporation who has charge of the stock transfer books of the Corporation. Such list shall be open at the principal office of the Corporation to the inspection of any shareholder during usual business hours for a period of at least ten (10) days prior to such meeting. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof and subject to the inspection of any shareholder who may be present.

      6. Organization. The President or Vice President shall call meetings of stockholders to order and act as chairman of such meetings. In the absence of said officers, any shareholder entitled to vote thereat, or any proxy of any such shareholder, may call the meetings to order and a chairman shall be elected by a majority of the stockholders entitled to vote thereat. In the absence of the Secretary and

            Assistant Secretary of the Corporation, any person appointed by the chairman shall act as secretary of such meetings.

      7. Agenda and Procedure. The Board of Directors shall have the responsibility of establishing an agenda for each meeting of stockholders, subject to the rights of stockholders to raise matters for consideration which may otherwise properly be brought before the meeting although not included within the agenda. The chairman shall be charged with the orderly conduct of all meetings of stockholders; provided, however, that in the event of any difference in opinion with respect to the proper course of action which cannot be resolved by reference to statute, the Articles of Incorporation or these Bylaws, Robert's Rule of Order (as last revised) shall govern the disposition of the matter.

      8. Quorum. (a) Except as otherwise provided herein, or by statute, or in the Certificate of Incorporation (such certificate and any amendments thereof being hereinafter collectively referred to as the "Certificate of Incorporation"), at all meetings of stockholders of the Corporation, the presence at the meetings of stockholders of the Corporation, presence at the commencement of such meetings in person or by proxy of stockholders holding of record a majority of the total number of shares of the Corporation then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any stockholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

            (b) Despite the absence of a quorum at any annual or special meeting of stockholders, the stockholders, by a majority of the votes cast by the holders of shares entitled to vote thereat, may adjourn the meeting.

      9. Adjournment. When a meeting is for any reason adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting.

      10. Voting. (a) Each shareholder shall at every meeting of stockholders, or with respect to corporate action which may be taken without a meeting, be entitled to one vote for each share of stock having voting power held of record by such shareholder on the record date designated therefor pursuant to section 3 of Article XI of these Bylaws (or the record date established pursuant to statute in the absence of such designation); provided that the cumulative system of voting for the election of directors or for any other purpose shall not be allowed.

            (b) Each shareholder so entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for him by proxy executed in writing by such shareholder (or by his duly authorized attorney in fact) and delivered to the secretary of the meeting (or if there is no meeting to the Secretary of the Corporation); provided that no such proxy shall be voted or acted upon after eleven (11) months from the date of its execution, unless such proxy expressly provides for a longer period.

            (c) When a quorum is present at any meeting of stockholders, the vote of the holders of a majority of the shares of stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of a statute, or the Articles of Incorporation, or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision on such question.

      11.   Inspectors.  The chairman of the meeting may at any time appoint one
            (1) inspector to serve at a meeting of the stockholders. Such inspectors shall decide upon the qualifications of voters, including the validity of proxies, accept and count the votes for and against the questions presented, report the results of such votes, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the questions presented. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested.

                                 ARTICLE III

                              Board of Directors

      1. Election and Tenure. The business and affairs of the Corporation shall be managed by a Board of Directors who shall be elected at the annual meetings of stockholders by plurality vote. Each director shall be elected to serve and to hold office until the next succeeding annual meeting and until his successor shall be elected and shall qualify, or until his earlier death, resignation or removal.

      2. Number and Qualification. The Board of Directors shall consist of not less than two (2) nor more than nine (9) members, unless and until otherwise determined by a vote of a majority of the entire Board of Directors. Any person who has been convicted of a felony within the preceding twenty (20) years is not eligible to serve as a member of the Board of Directors.

      3. Organization Meetings. As soon as practicable after each annual election of directors, the Board of Directors shall meet for the purpose of organization, selection of a Chairman of the Board, election of officers and the transaction of any other business.

      4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time or times as may be determined by the Board of Directors and specified in the notice of such meeting.

      5. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President and shall be called by the President or Secretary on the written request of any two (2) directors.

      6. Place of Meetings. Any meeting of the Board of Directors may be held at such place or places as shall from time to time be determined by the Board of Directors or fixed by the Chairman of the Board and as shall be designated in the notice of the meeting.

      7. Notice of Meetings. Notice of each meeting of directors, whether organizational, regular or special, shall be given to each director. If such notice is given either (a) by delivering written or printed notice to a director personally or (b) by telephone personally to such director, it shall be so given at least two (2) days prior to the meeting. If such notice is given either (a) by depositing a written or printed notice in the United States mail, postage prepaid, or (b) by transmitting a cable or telegram or facsimile in all cases directed to such director at his residence or place of business, it shall be so given at least four (4) days prior to the meeting. The notice of all meetings shall state the place, date and hour thereof, but need not, unless otherwise required by statute, state the purpose or purposes thereof.

      8. Election. Except as may otherwise be provided herein or in the Certificate of Incorporation by way of cumulative voting rights the members of the Board of Directors of the Corporation, who need not be stockholders, shall be elected by a majority of the votes cast at a meeting of stockholders, by the holders of shares of stock present in person or by proxy, entitled to vote in the election.

      9. Quorum. A majority of the number of directors fixed by paragraph 2 of this Article III shall constitute a quorum at all meetings of the Board of Directors, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, other than announcement at the meeting, until a quorum shall be present.

      10. Organization, Agenda and Procedure. The Chairman of the Board or in his absence any director chosen by a majority of the directors present shall act as chairman of the meetings of the Board of Directors. In the absence of the Secretary and Assistant Secretary, any person appointed by the chairman shall act as secretary of such meetings. The agenda of and procedure for such meetings shall be as determined by the Board of Directors.

      11. Resignation. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, to the Chairman of the Board, the President, any Vice President or the Secretary of the Corporation. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      12. Removal. Except as otherwise provided in the Articles of Incorporation or in these Bylaws, any director may be removed, either with or without cause, at any time, by the affirmative vote of the holders of a majority of the issued and outstanding shares of stock entitled to vote for the election of directors of the Corporation given at a special meeting of the stockholders called and held for such purpose. The vacancy in the Board of Directors caused by any such removal may be filled by such stockholders at such meeting or, if the stockholders at such meeting shall fail to fill such vacancy, by the Board of Directors as provided in paragraph 12 of this Article III.


      13. Vacancies. Except as provided in paragraph 11 of this Article III, any vacancy occurring for any reason in the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office, though less than a quorum of the Board of Directors. Any directorship to be filled by the affirmative vote of a majority of the directors then in office or by an election at an annual meeting or at a special meeting of stockholders called for that purpose. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office and shall hold office until the expiration of such term and until his successor shall be elected and shall qualify or until his earlier death, resignation or removal. A director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of stockholders and until his successor shall be elected and shall qualify, or until his earlier death, resignation or removal.

      14. Executive Committee. The Board of Directors, by resolution adopted by a majority of the number of directors fixed by paragraph 2 of this Article III, may designate two (2) or more directors to constitute an executive committee, which committee, to the extent provided in such resolution, shall have and may Corporation.

      15. Compensation of Directors. Each director may be allowed such amount per annum or such fixed sum for attendance at each meeting of the Board of Directors or any meeting of an executive committee, or both, as may be from time to time fixed by resolution of the Board of Directors, together with reimbursement for the reasonable and necessary expenses incurred by such director in connection with the performance of his duties. Nothing herein contained shall be construed to preclude any other capacity and receiving proper compensation therefor.

      16. Duties and Powers. The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation and may exercise all powers of the Corporation, except as are in the Certificate of Incorporation or by statute expressly conferred upon or reserved to the stockholders.

                                  ARTICLE IV

                    Waiver of Notice and Action by Consent

      1. Waiver of Notice. Whenever any notice whatever is required to be given under the provisions of a statute or of the Articles of Incorporation, or by these Bylaws, a waiver thereof either in writing signed by the person entitled to said notice (or such person's agent or attorney in fact thereunto authorized) or by telegraph, cable, facsimile or any other available method, whether before, at or after the time stated therein, or the appearance of such person or persons at such meeting in person or by proxy (except for the sole purpose of challenging the propriety of the meeting), shall be deemed equivalent to such notice.

      2. Action Without a Meeting. Any action required or which may be taken at a meeting of the directors, stockholders or members of any executive committee of the Corporation, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, stockholders, or members of the executive committee, as the case may be, entitled to vote with respect to the subject matter thereof.

                                  ARTICLE V

                                   Officers

      1. Election and Tenure. The Board of Directors annually shall elect a President, a Secretary, and a Treasurer. The Board of Directors may also elect or appoint such Vice Presidents, other officers and assistant officers as may be determined by the Board of Directors. The Board of Directors may delegate to any such officer the power to appoint or remove subordinate officers, agents, or employees. Each officer so elected or appointed shall continue in office until his successor shall be elected or appointed and shall qualify, or until his earlier death, resignation or removal. Any person who has been convicted of a felony within the preceding twenty (20) years is not eligible to serve as an officer or an assistant officer.

      2. Resignation, Removal and Vacancies. Any officer may resign at any time by giving written notice thereof to the Board of Directors or to the President. Such resignation shall take effect on the date specified therein and no acceptance of the same shall be necessary to render the same effective. Any officer may at any time be removed the by the affirmative vote of a majority of the number of directors specified in section 2 of Article III of these Bylaws, or by an executive committee thereunto duly authorized. If any office becomes vacant for any reason, the vacancy may be filled by the Board of Directors. An Officer appointed to fill a vacancy shall be appointed for the unexpired term of his predecessor in office and shall continue in office until his successor shall be elected or appointed and shall qualify, or until his earlier death, resignation or removal.



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


      3. President. The President shall be the chief executive officer of the Corporation. He shall preside at all meetings of the stockholders and shall have general and active management of the business of the Corporation. He shall see that all orders and resolutions of the Board of Directors are carried into effect and in general shall perform all duties as may from time to time be assigned to him by the Board of Directors.

      4. Vice President. The Vice President shall perform such duties and possess such powers as from time to time may be assigned to them by the Board of Directors or by the President. In the absence of the President or in the event of his inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated, or in the absence of any designation, then in the order of their election or appointment) shall perform the duties of the President and when so performing shall have all the powers of and be subject to all the restrictions upon the President.

      5. Secretary. The Secretary shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors or the President. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of Secretary, including without limitation the duty and power to give notice of all meetings of stockholders and the Board of Directors, to attend such meetings and keep a record of the proceedings, and to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents, the execution of which on behalf of the Corporation is authorized by these Bylaws or by the action of the Board of Directors.

      6. Treasurer. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors or the President. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of Treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the Corporation, to deposit funds of the Corporation in depositories selected in accordance with these Bylaws, disburse such funds as ordered by the Board of Directors, making proper accounts thereof, and shall render as required by the Board of Directors statements of all such transactions as Treasurer and of the financial condition of the Corporation.

      7. Assistant Secretaries. The Assistant Secretaries shall perform such duties and possess such powers as from time to time shall be assigned to them by the Board of Directors, the President or the Secretary. In the absence, inability or refusal to act of the Secretary, the Assistant Secretaries in the order determined by the Board of Directors shall perform the duties and exercise the powers of the Secretary.

      8. Assistant Treasurers. The Assistant Treasurers shall perform such duties and possess such powers as from time to time shall be assigned to them by the Board of Directors, the President, or the Treasurer. In the absence, inability or refusal to act of the Treasurer, the Assistant Treasurers in the order determined by the Board of Directors shall perform the duties and exercise the powers of the Treasurer.

      9. Bond of Officers. The Board of Directors may require any officer to give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for such terms and conditions as the Board of Directors may specify, including without limitation for the faithful performance of his duties and for the restoration to the Corporation of all property in his possession or under his belonging to the Corporation.

      10. Salaries. Officers of the Corporation shall be entitled to such salaries, emoluments, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

                                  ARTICLE VI

                               Indemnification

      1. Third party actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      2. Derivative Actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability and in view


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            of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

      3. Extent of Indemnification. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article VI, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

      4.    Determination.  Any indemnification under sections 1 and 2 of this
            Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the officer, director and employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections 1 and 2 of this Article VI. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suitor proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the affirmative vote of the holders of a majority of the shares of stock entitled to vote and represented at a meeting called for such purpose.

      5. Payment in Advance. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors as provided in
            Section 4 of this Article VI upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article VI.

      6. Insurance. The Board of Directors may exercise the Corporation's power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability hereunder or otherwise.

      7. Other Coverage. The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors, the Colorado Corporation Code, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representatives of such a person.


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                                 ARTICLE VII

 Execution of Instruments; Loans; Checks and Endorsements; Deposits; Proxies

      1. Execution of Instruments. The President or any Vice President shall have power to execute and deliver on behalf and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation, except as otherwise provided in these Bylaws or where the execution and delivery thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. Unless authorized so to do by these Bylaws or by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

      2. Loans. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, unless authorized by the Board of Directors or a standing committee designated by the Board of Directors so to act. Such authority may be general or confined to specific instances. When so authorized, the officer or officers thereunto authorized may effect loans at any time for the Corporation from any bank or other entity and for such loans may execute and deliver promissory notes or other evidences of indebtedness of the Corporation, and when authorized as aforesaid, as security for the payment of any and all loans (and any obligations incident thereto) of the Corporation, may mortgage, pledge, or otherwise encumber any real or personal property, or any interest therein, at any time owned or held by the Corporation, and to that end may execute and deliver such instruments as may be necessary or proper in the premises.

      3. Checks and Endorsements. All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness, bills of lading, warehouse receipts, trade acceptances, and other such instruments shall be signed or endorsed by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

      4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation's credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the Corporation or its order.

      5. Proxies. Unless otherwise provided by resolution adopted by the Board of Directors, the President or any Vice President may from time to time appoint one or more agents or attorneys in fact of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other Corporation, association or

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



            other entity any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other Corporation, association or other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other Corporation, association or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

                                 ARTICLE VIII

                               Shares of Stock

      1. Certificates of Stock. Every holder of stock of the Corporation shall be entitled to have a certificate certifying the number of shares owned by him in the Corporation and designating the class of stock to which such shares belong, which shall otherwise be in such form as is required by law and as the Board of Directors shall prescribe. Each such certificate shall be signed by the President or a Vice President and the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation; provided, however, that where such certificate is signed or countersigned by a transfer agent or registrar (other than the Corporation or any employee of the Corporation) the signatures of such officers of the Corporation may be in facsimile form. In case any officer of the Corporation who shall have signed, or whose facsimile signature shall have been placed on, any certificate shall cease for any reason to be such officer before such certificate shall have been issued or delivered by the Corporation, such certificate may nevertheless be issued and delivered by the Corporation as though the person who signed such certificate, or whose facsimile signature shall have been placed thereon, had not ceased to be such officer of the Corporation.

      2. Record. A record shall be kept of the name of each person or other entity holding the stock represented by each certificate for shares of the Corporation issued, the number of shares represented by each such certificate, and the date thereof, and, in the case of cancellation, the date of cancellation. The person or other entity in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof, and thus a holder of record of such shares of stock. For all purposes as regards the Corporation.

      3. Transfer of Stock. Transfers of shares of the stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized, and on the surrender of the certificate or certificates for such shares properly endorsed.

      4. Transfer Agents and Registrars; Regulations. The Board of Directors may appoint one or more transfer agents or registrars with respect to shares of stock of the Corporation. The Board of Directors may make rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation.

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      5.    Lost, Destroyed or Mutilated Certificates.  The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate previously issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper to do so.

                                  ARTICLE IX

                                Corporate Seal

      1. Corporate Seal. The corporate seal shall be in such form, as shall be approved by resolution of the Board of Directors. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The impression of the seal may be made and attested by either the Secretary or an Assistant Secretary for the authentication of contracts or other papers requiring the seal.

                                  ARTICLE X

                                 Fiscal Year

      1. Fiscal Year. The fiscal year of the Corporation shall be such year as shall be established by the Board of Directors.

                                  ARTICLE XI

                         Corporate Books and Records

      1. Corporate Books. The books and records of the Corporation may be kept within or without the State of Colorado at such place or places as may be from time to time designated by the Board of Directors.

      2. Addresses of Stockholders. Each shareholder shall furnish to the Secretary of the Corporation or the Corporation's transfer agent an address to which notices from the Corporation, including notices of meetings, may be directed and if any shareholder shall fail so to designate such an address, it shall be sufficient for any such notice to be directed to such shareholder at his address last known to the Secretary or transfer agent.

      3. Record Date. In lieu of closing the stock ledger of the Corporation, the Board of Directors may fix, in advance, a date not exceeding sixty (60) days, nor less then

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


            ten (10) days, as the record date for the determination of stockholders entitled to receive notice of, or to vote at, any meeting of stockholders, or to consent to any proposal without a meeting, or for the purposes of determining stockholders entitled to receive payment of any dividends or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day preceding the day on which the meeting is held; the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

      4. Audits of Books and Accounts. The corporation's books and accounts shall be audited at such times and by such auditors as shall be specified and designated by resolution of the Board of Directors.

                                 ARTICLE XII

                               Emergency Bylaws

      1. Emergency Bylaws. The Board of Directors may adopt emergency Bylaws in accordance with and pursuant to the provisions therefor from time to time set forth in the Colorado Corporation code.

                                 ARTICLE XIII

                                  Amendments

      1. Amendments. All Bylaws of the Corporation shall be subject to alteration, amendment or repeal, and new bylaws may be added, by the affirmative vote of a majority of a quorum of the members of the Board of Directors at any regular or special meeting.


The undersigned directors have adopted the foregoing Bylaws as the initial Bylaws of Global Entertainment Holdings/Equities, Inc.





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